UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2015

ROCK CREEK PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-15324 (Commission File Number)	52-1402131 (IRS Employer Identification No.)

2040 Whitfield Avenue, Suite 300

Sarasota, Florida 34243

(Address of principal executive offices, including zip code)

844-727-0727

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2015, the Board of Directors of Rock Creek Pharmaceuticals, Inc. (the “Company”) appointed a new director, Dr. Sunitha Chundru Samuel, to the Board of Directors, to serve until the Company’s next annual stockholder meeting or until her respective successor is elected and qualified. The Board of Directors has determined that Dr. Samuel is an “independent” director under the rules of the NASDAQ Stock Market, and she has been appointed to serve as a member of the Audit Committee, Compensation Committee, and Governance and Nominating Committee of the Board.

Dr. Samuel, age 38, has been the Chief Executive Officer of Sierra Molecular Corporation (“Sierra”), a privately-held pharmaceutical development company, since 2009. Dr. Samuel also serves on the board of directors of Sierra. Prior to her service with Sierra, Dr. Samuel co-founded Cambridge Devices, Inc., a company focused on developing technologies to capture, process and analyze tissue identification test information, in 2004. Dr. Samuel’s extensive experience as a founder and executive of medical device and pharmaceutical development companies will provide valuable insights to the Company’s Board of Directors relating to the Company’s research and development of pharmaceutical products, as well as its development and management of strategic partnerships. Dr. Samuel can also provide our Board of Directors and management valuable insights regarding sales and marketing of the Company’s products if the Company obtains requisite regulatory approvals to market such products.

In connection with her appointment to the Board of Directors as an independent director, Dr. Samuel will receive options, under the Company’s Third Amended and Restated 2008 Incentive Award Plan (the “2008 Plan”), to purchase up to 50,000 shares of the Company’s common stock, 50% of which will be exercisable after one year from the date of grant and 100% of which will be exercisable after two years from the date of grant. In addition, under the 2008 Plan, Dr. Samuel (as an independent director) will be eligible to receive additional options to purchase 50,000 shares of stock on each anniversary of her initial election to the Board of Directors. Such additional options will be immediately exercisable.

As an independent director, Dr. Samuel will be compensated in accordance with the Company’s compensation policies for independent directors, which are described in the Company’s most recent Proxy Statement filed with the Securities and Exchange Commission. Under the Company’s current compensation policies, Dr. Samuel will receive a payment of $4,500 for participation in each meeting of the Board of Directors and any committee meeting attended personally and $3,500 for participation in each meeting of the Board of Directors and any committee meeting attended telephonically, subject to a cap of $6,000 for multiple in-person or telephonic meetings on the same day.

There is no arrangement or understanding between Dr. Samuel and any other person pursuant to which Dr. Samuel was selected as a director of the Company, and there are no transactions in which Dr. Samuel has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD

Furnished as Exhibits 99.1 and 99.2 are copies of a Notice of Settlement of Stockholder Derivative Litigation, dated as of March 31, 2015 (the “Notice”), and Stipulation and Agreement of Compromise, Settlement and Release, dated as of January 27, 2015 (the “Stipulation”), relating to pending stockholder derivative lawsuits that are described in Item 8.01 of this Report.

Item 8.01.	Other Events.

On March 31, 2015, the United States District Court for the Eastern District of Virginia entered an order (the “Order”) preliminarily approving the Stipulation. The Stipulation sets forth the terms of settlement of two stockholder derivative lawsuits, one pending in that court and the other pending in the Circuit Court for the City of Richmond. Pursuant to the Order, a hearing to determine whether the court should enter an order of final approval of the Stipulation has been scheduled for July 10, 2015, at 10 a.m., Eastern Time, before the Honorable Anthony J. Trenga, at the United States District Court for the Eastern District of Virginia, Alexandria Division, Albert V. Bryan U.S. Courthouse, 401 Courthouse Square, Alexandria, VA 22314.

The lawsuits name as defendants certain of the Company’s then current and former officers and directors and allege that those directors and officers breached their fiduciary duties by causing the Company to issue false and misleading statements regarding its past and future prospects and certain scientific data relating to its products, as well as engaging in certain unspecified private placements and related party transactions since 2006. The first case, which consolidated two lawsuits filed in the United States District Court for the Eastern District of Virginia, Alexandria Division, in May 2013, is: In Re Star Scientific, Inc. Derivative Litigation, Lead Case No. 1:13-CV-550-AJT-JFA. The second case, which consolidated two lawsuits, one filed in the Circuit Court for the City of Richmond in July 2013 and one filed in the Circuit Court for Henrico County in July 2013, is: In re Star Scientific, Inc. Virginia Circuit Court Derivative Litigation, Lead Case No. CL13-2997-6.

The Stipulation would provide for the implementation of certain corporate governance reforms and contemplates payment by the Company of certain attorneys’ fees to plaintiffs’ counsel in an amount that has yet to be determined. Pursuant to the Order, any objections to the settlement must be filed in writing with the court by no later than June 19, 2015, subject to certain other conditions described in the Notice. Additional information concerning the terms of the proposed settlement, the July 10, 2015 hearing, and the requirements for objections can be found in the Notice.

As part of the Order, the Company must: (1) cause copies of the Notice and the Stipulation to be furnished in this Report; and (2) post the Notice and Stipulation on its website at www.rockcreekpharmaceuticals.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Notice of Settlement of Stockholder Derivative Litigation.

99.2	Stipulation and Agreement of Compromise, Settlement and Release, dated January 27, 2015.

Cautionary Note Regarding Forward-Looking Statements

All statements in this Report that are not historical are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “target,” “continue,” “sustain,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to vary materially from those indicated, including the factors described under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and in other documents that we file or furnish with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, the Company does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this Report, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK CREEK PHARMACEUTICALS, INC.

By:	/s/ Michael J. Mullan
Michael J. Mullan
Chairman of the Board and Chief Executive Officer

Date: April 20, 2015